                                                                Exhibit 99.1
PROXY CARD
                         SUMMIT FAMILY RESTAURANTS INC.


          Special Meeting of Stockholders -- To Be Held July 12, 1996


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders (the "Special Meeting") of Summit Family Restaurants Inc., a Delaware corporation ("Summit"), and the Proxy Statement/Prospectus delivered to the undersigned in connection therewith, and (b) appoints Clark D. Jones, David E. Pertl and Charlotte L. Miller, and each of them, individually, as the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to vote, as designated below, upon and act with respect to all of the shares of Common Stock, par value $0.10 per share ("Common Stock"), of Summit standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting and at any adjournment or postponement thereof.


1. TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, DATED AS OF NOVEMBER 30, 1995, AND AMENDED AS OF JANUARY 24, 1996, APRIL 2, 1996 AND JUNE 5, 1996, BY AND BETWEEN SUMMIT AND CKE RESTAURANTS, INC. AND THE MERGER CONTEMPLATED THEREIN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.


             / / FOR             / / AGAINST             / / ABSTAIN

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE
                        MERGER AGREEMENT AND THE MERGER

2. IN THEIR DISCRETION, UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY
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    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

                                                Date                      , 1996
                                                    ----------------------


                                                --------------------------------
                                                   (Signature of stockholder)

                                                Please sign your name exactly as
                                                it appears hereon and mail this
                                                proxy in the enclosed envelope.
                                                Where there is more than one
                                                owner, each should sign. When
                                                signing as an executor,
                                                administrator, guardian or
                                                trustee, please add your title
                                                as such. If executed by a
                                                corporation, the proxy should be
                                                signed by a duly authorized
                                                officer.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED
TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE

PROXY CARD                 ATTENTION ESOP TRUSTEE(S)

                         SUMMIT FAMILY RESTAURANTS INC.


          Special Meeting of Stockholders -- To Be Held July 12, 1996


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders (the "Special Meeting") of Summit Family Restaurants Inc., a Delaware corporation ("Summit"), and the Proxy Statement/Prospectus delivered to the undersigned in connection therewith, and (b) appoints Clark D. Jones, David E. Pertl and Charlotte L. Miller, and each of them, individually, as the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to vote, as designated below, upon and act with respect to all of the shares of Common Stock, par value $0.10 per share ("Common Stock"), of Summit standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting and at any adjournment or postponement thereof.


1. TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, DATED AS OF NOVEMBER 30, 1995, AND AMENDED AS OF JANUARY 24, 1996, APRIL 2, 1996 AND JUNE 5, 1996, BY AND BETWEEN SUMMIT AND CKE RESTAURANTS, INC. AND THE MERGER CONTEMPLATED THEREIN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.


             / / FOR             / / AGAINST             / / ABSTAIN

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE
                        MERGER AGREEMENT AND THE MERGER

2. IN THEIR DISCRETION, UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

                                                Date , 1996

                                                --------------------------------
                                                   (Signature of stockholder)

                                                Please sign your name exactly as
                                                it appears hereon and mail this
                                                proxy in the enclosed envelope.
                                                Where there is more than one
                                                owner, each should sign. When
                                                signing as an executor,
                                                administrator, guardian or
                                                trustee, please add your title
                                                as such. If executed by a
                                                corporation, the proxy should be
                                                signed by a duly authorized
                                                officer.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED
TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE